Supplement dated September 26, 2008
Class A Shares, Class B Shares and Class C Shares Prospectus

Dated January 31, 2008
VAN KAMPEN TAX FREE TRUST,
on behalf of its series,
Van Kampen Strategic Municipal Income Fund

Dated December 28, 2007
Van Kampen High Yield Fund,
As previously supplemented on May 21, 2008

Dated March 31, 2008
VAN KAMPEN TAX-EXEMPT TRUST,
on behalf of its series,
Van Kampen High Yield Municipal Fund,
As previously supplemented on August 15, 2008 and May 5, 2008

The Prospectus is hereby supplemented as follows:

(1) The fourth sentence of the first paragraph in the section entitled “Purchase of Shares — General” is hereby deleted in its entirety and replaced with the following:

You should discuss with your authorized dealer which share class is most appropriate for you. As described more fully below, each class of shares offers a distinct structure of sales charge, distribution and service fees and other features (for example, the reduced or no sales charges available for purchases of Class A Shares over $100,000 of the Fund or your cumulative ownership of Participating Funds) that are designed to address a variety of needs.

(2) The following is hereby added after the second paragraph following the Class A Shares Sales Charge Schedule in the section entitled “Purchase of Shares — Class A Shares”:

Conversion feature.  Class A Shares purchased by accounts participating in certain wrap fee programs may be converted to Class I Shares of the Fund (which are offered in a separate prospectus) under certain circumstances, including such wrap fee program’s eligibility to purchase Class I Shares of the Fund. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

(3) The following is hereby added after the last sentence in the fourth paragraph after the Class B Shares Sales Charge Schedule in the section entitled “Purchase of Shares — Class B Shares”:

Pursuant to the terms of the Plans, the Fund may spend less than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

(4) The following is hereby added after the last sentence in the fourth paragraph in the section entitled “Purchase of Shares — Class C Shares”:

Pursuant to the terms of the Plans, the Fund may spend less than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

(5) The fifth sentence in the first paragraph after the Class B Shares Sales Charge Schedule in the section entitled “Purchase of Shares — Class B Shares” is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MULTIFNDSPT 9/08